LOOMIS SAYLES DIVIDEND INCOME FUND

Supplement dated April 19, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Loomis Sayles Dividend Income Fund, each dated March 31, 2017, as may be revised and supplemented from time to time.

Effective April 21, 2017, Adam C. Liebhoff will no longer serve as a co-portfolio manager of the Fund. Arthur J. Barry will remain as portfolio manager of the Fund. Accordingly, effective April 21, 2017, all references to Mr. Liebhoff and corresponding disclosure related to Mr. Liebhoff in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted.